                                  SCHEDULE 14A
                                 (Rule 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                  ROMTECH, INC.
                (Name of Registrant as Specified In Its Charter)

                           Ellen Pulver Flatt, Esquire
                           MCCAUSLAND, KEEN & BUCKMAN
                                  Radnor Court
                       259 Radnor-Chester Road, Suite 160
                         Radnor, Pennsylvania 19087-5240
                                 (610) 341-1000
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
    (1) Title of each class of securities to which transaction applies:
    ............................................................................
    (2) Aggregate number of securities to which transaction applies:
    ............................................................................
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
Rule 0-11
    (set forth the amount on which the filing fee is calculated and determined):
    ............................................................................
    (4) Proposed maximum aggregate value of transaction:
    ............................................................................
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
    ............................................................................

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount previously paid:
    ............................................................................
    (2) Form, Schedule or Registration Statement No.:
    ............................................................................
    (3) Filing Party:
    ............................................................................
    (4) Date Filed:
    ............................................................................

                                  ROMTECH, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1833


                                                               November 10, 1997


Dear Shareholder:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders of RomTech, Inc. (the "Company") which will be held at 2:00 p.m. (Philadelphia time) on December 17, 1997 at the Company's executive offices located at 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania. The official notice of the meeting together with a proxy statement and form of proxy are enclosed. Please give this information your careful attention.

         Your participation in the Company's affairs is important. To assure your representation at the meeting, whether or not you expect to be present, please date and sign the enclosed proxy card and return it as soon as possible in the envelope provided. Also, please indicate on the proxy card whether you plan to attend the meeting.

         Your copy of the Company's 1997 Annual Report also is enclosed. We appreciate your interest in the Company. Thank you for your attention to this important matter.

                                      Sincerely,


                                      JOSEPH A. FALSETTI
                                      Chairman of the Board and
                                      Chief Executive Officer


Whether or not you plan to attend the meeting, please date and sign your proxy card and promptly return it in the reply envelope provided (which requires no postage if mailed in the United States). Thank you.

                                  ROMTECH, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1833
                                 (215) 750-6606

                    Notice of Annual Meeting of Shareholders
                                December 17, 1997

To Our Shareholders:

         The 1997 Annual Meeting of Shareholders of RomTech, Inc. (the "Company") will be held at 2:00 p.m. (Philadelphia time) on Wednesday, December 17, 1997, at the Company's executive offices located at 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania, for the following purposes:

         1. To elect five (5) directors;

         2. To amend the Company's 1995 Amended and Restated Stock Option Plan;

         3. To vote on ratification of the appointment of KPMG Peat Marwick LLP as the Company's auditors for the fiscal year ending June 30, 1998; and

         4. To act upon such other business as may properly come before the meeting.

         The Board of Directors has fixed October 27, 1997 as the record date for the determination of shareholders entitled to vote at the meeting. Only shareholders of record at the close of business on that date will be entitled to receive notice of the meeting and to vote at the meeting.

         You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting in person, you are urged to date and sign the enclosed proxy card and promptly return it in the envelope provided (which requires no postage if mailed in the United States).

By Order of the Board of Directors,


JOYCE FALSETTI
Secretary


November 10, 1997


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE DATE AND SIGN YOUR PROXY CARD AND PROMPTLY RETURN IT IN THE REPLY ENVELOPE PROVIDED (WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES). THANK YOU.

                                  ROMTECH, INC.
                         2000 CABOT BOULEVARD, SUITE 110
                            LANGHORNE, PA 19047-1833
                       ----------------------------------

                                 PROXY STATEMENT

         This proxy statement and the accompanying proxy card are being furnished to the shareholders of RomTech, Inc. (the "Company") in connection with the solicitation of proxies on behalf of the Board of Directors of the Company for use in voting at the 1997 Annual Meeting of Shareholders (the "Meeting") to be held at the Company's executive offices located at 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania on December 17, 1997 at 2:00 p.m. (Philadelphia time), or at any adjournment or postponement of the meeting. These proxy materials are first being mailed to shareholders on or about November 10, 1997.

                       VOTE REQUIRED AND PROXY INFORMATION

         Proxies in the form enclosed, if properly submitted and not revoked, will be voted as directed on the proxies. Any proxy not directing to the contrary will be voted "for" the Company's nominees as directors and "for" approval of each of the other proposals. Sending in a signed proxy will not affect a shareholder's right to attend the meeting and vote in person, since the proxy is revocable.

         A proxy statement given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company, at or before the meeting, a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Joyce Falsetti, Secretary, RomTech, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, Pennsylvania 19047-1833.

         The presence, in person or represented by proxy, of the holders of a majority of the outstanding shares of Common Stock will constitute a quorum for the transaction of business at the Meeting. All shares of the Company's Common Stock present in person or represented by proxy and entitled to vote at the meeting, no matter how they are voted or whether they abstain from voting, will be counted in determining the presence of a quorum. If the Meeting is adjourned because of the absence of a quorum, those shareholders entitled to vote who attend the adjourned meeting, although constituting less than a quorum as provided herein, shall nevertheless constitute a quorum for the purpose of electing directors. If the Meeting is adjourned for one or more periods aggregating at least 15 days because of the absence of a quorum, those shareholders entitled to vote who attend the reconvened Meeting, if less than a quorum as determined under applicable law, shall nevertheless constitute a quorum for the purpose of acting upon any matter set forth in the Notice of Annual Meeting.

         Directors shall be elected by a plurality of the votes present in person or represented by proxy at the meeting and entitled to vote on the election of directors. In all matters other than the election of directors, the affirmative vote of the majority of shares present in person or represented by proxy at the Meeting and entitled to vote on the matter shall be the act of the shareholders. With regard to the election of directors, votes may be cast in favor of or withheld from any or all nominees. Votes that are withheld will be excluded entirely from the vote and will have no effect, other than for purposes of determining the presence of a quorum. Abstentions will be considered present and entitled to vote at the meeting, but will not be counted as votes cast in the affirmative. Abstentions on proposals other than the election of directors will have the effect of a negative vote because these proposals require the affirmative vote of a majority of the shares present in person or represented by proxy at the meeting and entitled to vote. Broker non-votes will have no effect on the vote and will therefore not be counted in determining whether the proposal has received the required shareholder vote.

         The cost of this solicitation will be borne by the Company. In addition to solicitation by mail, proxies may be solicited in person or by telephone, telegraph or facsimile by directors, officers or employees of the Company and its subsidiaries without additional compensation. The Company will, on request, reimburse shareholders of record who are brokers, dealers, banks or voting trustees, or their nominees, for their reasonable expenses in sending proxy materials and annual reports to the beneficial owners of the shares they hold of record.

                                VOTING SECURITIES

         At the close of business on October 27, 1997, the record date for the determination of shareholders entitled to receive notice of and to vote at the meeting, the Company's outstanding voting securities consisted of 8,960,673 shares of Common Stock. Holders of Common Stock are entitled to one vote per share. The following table sets forth information, according to information supplied to the Company regarding the number and percentage of shares of the Company's Common Stock beneficially owned on October 21, 1997: (i) by those persons or entities known by management to beneficially own more than five percent of the Common Stock; (ii) each nominee for director and director of the Company; (iii) each of the Company's executive officers named in the Summary Compensation Table; and (iv) all directors and executive officers of the Company as a group.
                                    Amount and Nature
Name of                               of Beneficial          Percent of Class
Beneficial Owner (1)                  Ownership (2)         Beneficially Owned
--------------------               -------------------      ------------------

John E. Baer (3)                       570,000                  6.3%

Joseph A. Falsetti (4)                 580,000                  6.4%

Gerald W. Klein (5)                    227,500                  2.5%

Lance H. Woeltjen                      694,168                  7.7%
370 Hill Street
San Luis Obispo, CA 93405

John Paul Kirwin, III (6)            1,659,674                 18.4%
Odyssey Capital Group, L.P.
950 West Valley Road, Suite 2902
Wayne, PA 19087

Thomas D. Parente (7)                   20,000                  *
133 Union Mill Terrace
Mt. Laurel, NJ 08054

Lambert C. Thom (8)                    102,809                  1.1%
Bangert Dawes Reade Davis & Thom
220 Montgomery St.
San Francisco, CA 94104

Odyssey Capital Group, L.P. (9)      1,639,674                 18.2%
950 West Valley Road, Suite 2902
Wayne, PA 19087

John J. Brown (10)                     941,000                 10.3%
1217 Foxglove Lane
West Chester, PA 19380

All officers and directors as
 a group (7 persons)                 3,824,342                 40.8%

-------
*Less than 1%.

(1) Unless otherwise indicated, the address of each named holder is c/o RomTech, Inc., 2000 Cabot Boulevard, Suite 110, Langhorne, PA 19047.

(2) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission (the "SEC") and generally includes voting or investment power with respect to securities. In accordance with SEC rules, shares which may be acquired upon exercise of stock options which are currently exercisable or which become exercisable within sixty days of the date of the information in the table are deemed to be beneficially owned by the optionee. Except as indicated by footnote, and subject to community property laws where applicable, the persons or entities named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(3) Includes 65,000 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of October 21, 1997 or became exercisable within 60 days of that date. Of the 65,000 shares, 7,500 shares of Common Stock are subject to options held by Mr. Baer's wife.

(4) Includes 75,000 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of October 21, 1997 or became exercisable within 60 days of that date. Of the 65,000 shares, 17,500 shares of Common Stock are subject to options held by Mr. Falsetti's wife.

(5) Includes 177,500 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of October 21, 1997 or became exercisable within 60 days of that date.

(6) The shares listed include securities owned by Odyssey Capital Group, L.P. ("Odyssey"). Mr. Kirwin is the President of the corporate general partner of Odyssey, but Mr. Kirwin disclaims beneficial ownership of the securities owned by Odyssey. Includes 303,030 shares of Common Stock which were issued to Odyssey upon conversion of the shares of the Company's Class One Preferred Stock held by Odyssey. Includes 71,429 shares of Common Stock which were issued to Odyssey upon conversion of shares of the Company's Class Two Preferred Stock held by Odyssey. Also, includes 28,000 shares of Common Stock issuable upon exercise of warrants (held by Odyssey) and 20,000 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of October 21, 1997, which options are held by Mr. Kirwin.

(7) Includes 20,000 shares of Common Stock which may be acquired through the exercise of options which were exercisable as of October 21, 1997.

(8) Includes 46,685 shares of Common Stock issuable upon conversion of convertible subordinated debt.

(9) Voting and investment power of the shares of Common Stock held by Odyssey Capital Group. L.P. ("Odyssey") are controlled by Odyssey Capital Group, Inc., the corporate general partner of Odyssey. Includes 303,030 shares of Common Stock which were issued upon conversion of shares of the Company's Class One Preferred Stock. Also, includes 71,429 shares of Common Stock which were issued upon conversion of shares of the Company's Class Two Preferred Stock, which Class Two Preferred. Includes 28,000 shares of Common Stock issuable upon exercise of warrants.

(10) Includes 145,000 shares of Common Stock subject to warrants which are immediately exercisable.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

         Five directors are to be elected at the 1997 Annual Meeting to serve for one-year terms until the 1998 Annual Meeting and until their respective successors are elected and qualified. The Board of Directors has recommended and approved the nominees identified in the following table. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to a nominee) will be voted at the Meeting "for" the election of the nominees identified below. If a nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute nominee as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why any nominee may be unable to serve, if elected. Except as disclosed herein, there are no arrangements or understandings between the nominee and any other person pursuant to which the nominee was selected.

         The following information about the Company's nominees for election as directors is based, in part, upon information furnished by the nominees.

                                                                                                         Director
             Name                 Age                         Title                                       Since
             ----                 ---                         -----                                      --------
Joseph A. Falsetti                41    Chairman of the Board, Chief Executive Officer and                  1994
                                        Director

Gerald W. Klein                   49    Vice President, Chief Financial Officer and Director                1994

Thomas D. Parente(1)              50    Director                                                            1995

John Paul Kirwin, III(1)          41    Director                                                            1995

Lambert C. Thom                   52    Nominee for Director
-------

(1)  Member of Audit Committee

         The principal occupation of each of the nominees for director of the Company is set forth below.

         Joseph A. Falsetti has been the Chairman of the Board of Directors and Chief Executive Officer of the Company since February 1994 and served as Vice President - Business Development from January 1993 to February 1994. Mr. Falsetti served as the Director of Desktop Systems for Unisys Corporation from 1989 to 1990 and from 1982 through 1989 held various senior management positions in engineering, marketing and business development for Unisys' Micro and Personal Computer divisions.

         Gerald W. Klein joined the Company as Vice President and Chief Financial Officer in February 1996 and has been a Director since August 1994. Prior to joining the Company, Mr. Klein was President, Chief Executive Officer and a Director of Megamation Incorporated, a publicly traded company that manufactured automation work cells used in various industries. From August 1991 to October 1994, Mr. Klein served as President and Chief Executive Officer of PricePoint, Inc., a start-up company engaged in the development of electronic retail pricing systems developed to replace paper shelf labels in supermarkets and other retail markets. From 1979 to 1991, Mr. Klein was employed by Checkpoint Systems, Inc., a provider of security and access control systems to retailers, commercial businesses, and libraries and was President and Chief Operating Officer of that company from April 1986 to July 1991. Mr. Klein is a certified public accountant.

         Thomas D. Parente joined the Company as a Director in June 1995. Mr. Parente is Director of Corporate Development for Ole Hanson & Sons, Inc., a privately owned holding company, a position he has held since December 1996. From May 1995 to November 1996, he was self-employed as a financial consultant to businesses. From April 1988 until April 1995, he was a Vice President and the Chief Financial Officer of Suvar Corporation, a manufacturer of specialty chemicals for the printing and coatings markets. From June 1970 until April 1988, Mr. Parente was employed by KPMG Peat Marwick LLP (formerly Main Hurdman) and was a partner with that firm from April 1979 until April 1988. Mr. Parente is a certified public accountant.

         John Paul Kirwin, III has been a Director of the Company since June 1995. Mr. Kirwin has been a principal since August 1989 in Odyssey Capital Group, L.P., a private investment fund located in Wayne, Pennsylvania and a principal stockholder in the Company. As of January 1996, Mr. Kirwin became an employee of Odyssey Capital Group, L.P. From June 1985 to January 1996, Mr. Kirwin was employed by McCausland, Keen & Buckman, a Radnor, Pennsylvania business law firm and had been a principal in that firm since January 1987.

         Lambert C. Thom has served as Vice President of Bangert, Dawes, Reade, Davis & Thom, Incorporated, a private investment firm, since 1975. From 1989 to 1995, Mr. Thom served as Vice President of John Hancock Capital Growth Management, Inc., an investment management firm.

                MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors met five times during fiscal 1997. During fiscal 1997, no incumbent director of the Company attended fewer than 75% of the aggregate of the total number of Board of Directors meetings and the total number of meetings held by the committees of the Board of Directors on which he served.

         The Board of Directors of the Company has a standing Audit Committee. The Audit Committee has the authority and duty to recommend to the Board of Directors the auditors to be engaged as the Company's independent public accountants and to review the results and scope of the audit and other services provided by the Company's independent accountants and to take such other action as it deems appropriate to ensure the appropriate safeguarding of the Company's assets and appropriate accounting of its assets and liabilities. The members of the Audit Committee are Messrs. Parente and Kirwin. This committee met 2 times during fiscal 1997.

                            COMPENSATION OF DIRECTORS

         The non-employee members of the Board of Directors receive $500 per meeting attended. Additionally, the members of the Audit Committee receive $500 for each committee meeting attended. No other directors receive cash or other compensation for services on the Board of Directors or any committee thereof. All directors are entitled to reimbursement for reasonable expenses incurred in the performance of their duties as Board members. Additionally, the Company's Amended and Restated 1995 Stock Option Plan provides that all non-employee members of the Board of Directors receive an initial grant of options to purchase 10,000 shares of Common Stock upon appointment or election to the Board, and thereafter receive options to purchase 5,000 shares of Common Stock on January 1 of each year that such person is a non-employee director. The options have terms of five years and have an exercise price equal to the fair market value on the date of grant.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

         The following table sets forth certain information concerning the compensation paid during the fiscal years ended June 30, 1997, 1996 and 1995 to the Company's Chief Executive Officer and the Company's other executive officer whose salary and bonus exceeded $100,000 during the 1997 fiscal year.

                                     Annual Compensation                        Long-Term Compensation
----------------------------------------------------------------------   -----------------------------------
                                                                                                  Securities
                                  Fiscal                                 Other Annual             Underlying
  Name & Principal Position        Year       Salary ($)     Bonus ($)   Compensation             Options (#)
  -------------------------       -----       ----------     ---------   ------------            ------------
Joseph A. Falsetti                1997         124,232        40,000        (1)                     50,000
Chairman of the Board and         1996         107,000        20,000        (1)                         --
Chief Executive Officer           1995          84,500            --        --                          --

Gerald W. Klein (2)               1997         108,299        10,000        --                     205,000
Vice President and                1996          38,077            --        --                     105,000(3)
Chief Financial Officer

(1)  Amount does not exceed $50,000 or 10% of salary and bonus.

(2) Mr. Klein was appointed Vice President and Chief Financial Officer in February 1996.

(3) The stock options granted to Mr. Klein during the 1996 fiscal year have been canceled and were regranted in the 1997 fiscal year in order to reduce the exercise price of such options.

Option Grants During 1997 Fiscal Year

The following table provides information related to options granted to the named executive officers during fiscal 1997. The Company does not have any outstanding stock appreciation rights.

                                        Number of                   Percent of Total
                                        Securities                  Options Granted             Exercise
                                        Underlying                   To Employees                Price               Expiration
         Name                          Options Granted              In Fiscal Year               ($/Sh)                  Date
------------------------------------------------------------------------------------------------------------------------------------
Joseph A. Falsetti                        50,000 (1)                      8.6%                   $3.50                 5/22/02
Gerald W. Klein                          205,000( 2)                     17.2%                   $3.50                 5/22/02

(1)  All of these options were immediately exercisable.

(2) Of the 205,000 options granted, 155,000 were immediately exercisable, and 25,000 become exercisable on each of May 22, 1998 and May 22, 1999.

Aggregated option exercises in last fiscal year and fiscal year-end option values

The following table provides information related to employee options exercised by the named executive officers during fiscal 1997 and the value of such options at year-end.

                                                                                   Number of
                                                                                   Securities                   Value of
                                                                                   Underlying                   Unexercised
                                                                                   Unexercised                  In-The-Money
                                                                                   Options at                   Options
                                         Shares                                    FY-End (#)                   at FY-End ($)
                                        Acquired On             Value              Exercisable/                 Exercisable/
        Name                            Exercise (#)          Realized ($)         Unexercisable                Unexercisable
---------------------------------------------------------------------------------------------------------------------------------
Joseph A. Falsetti                          0                    0                 57,500/-0-                         *
Gerald W. Klein                             0                    0                177,500/50,000                      *

* None of the options held by either Mr. Falsetti or Mr. Klein were in-the-money as of the end of the 1997 fiscal year.


Repricing of Options

       In fiscal 1997, the Board of Directors approved the cancellation and reissuance of certain outstanding stock options, including certain options held by Gerald W. Klein, the Company's Vice President and Chief Financial Officer, in order to align the exercise price of such options to the current market price for the Company's Common Stock. Mr. Klein surrendered 105,000 options for cancellation and received new options for the purchase of 105,000 shares, all with an exercise price of $3.50, which was equal to the market price of the Company's Common Stock on the date of grant. The terms of the new options, including vesting and termination dates, were the same as the canceled options.

                            LONG-TERM INCENTIVE PLANS

       There were no long-term incentive awards given to any executive officers during fiscal 1997.


                              EMPLOYMENT AGREEMENTS

       The Company has entered into a three-year employment contract, which expires on October 18, 1998, with Mr. Falsetti providing for an annual base salary and annual bonuses based on achieving certain revenue targets. Mr. Falsetti's original base salary under the terms of the employment contract was $95,000, which base salary has been increased to $145,000. Mr. Falsetti's employment agreement provides for automatic renewal on a year-to-year basis at the end of its term unless terminated by either party upon written notice given three months prior to the expiration of the current term. His employment agreement also contains confidentiality and non-competition provisions.


                              CERTAIN TRANSACTIONS

       On April 5, 1996, the Company acquired Virtual Reality Laboratories, Inc. ("VRLI"), a California corporation, in a transaction structured as a merger of VRLI with a newly formed subsidiary of the Company ("RomTech subsidiary"), with the RomTech subsidiary as the surviving corporation. In connection with the acquisition, the Company issued 771,296 shares and 408,137 shares of its Common Stock, in exchange for all of the equity interests of VRLI held by Lance and Susan Woeltjen and Clint Woeltjen, respectively, which equity interest included Common Stock, stock options, convertible subordinated debt and a $100,000 promissory note to Lance Woeltjen. In connection with the acquisition of VRLI, the Company assumed a $350,000 note to Heller First Capital Corporation. This note bears interest at the prime rate plus 2.75% and matures on March 25, 2003. This note is guaranteed by Lance Woeltjen, Susan Woeltjen, Clint Woeltjen and the Small Business Administration.

       In April of 1995, Odyssey Capital Group, L.P. ("Odyssey"), a principal shareholder of the Company, invested $200,000 in the Company as part of a $300,000 bridge financing to provide capital to RomTech pending the completion of an initial public offering. Odyssey loaned $200,000 to the Company under a 12% promissory note (the "Promissory Note"). The Promissory Note was paid on October 25, 1996. In connection with the issuance of the Promissory Note, Odyssey received 80,241 shares of Common Stock. Odyssey also acquired, at a purchase price of $100,000, a warrant to acquire 220,662 shares of Common Stock at any time on or before May 1, 2000 at an exercise price of $.45 per share. The warrant grants unlimited piggyback registration rights to Odyssey with respect to the underlying Common Stock, subject to the standard underwriters cutback and provided that the rights do not apply to RomTech's initial public offering or registration statements relating to acquisitions by RomTech and employee benefit plans.

       During the years 1990 through 1995, John J. Brown made subordinated loans to Applied Optical Media Company ("AOMC") of approximately $400,000 and received Common Stock of AOMC and promissory notes in exchange therefore. On October 18, 1995, the Company merged with AOMC. As a condition precedent to this merger transaction, Mr. Brown accepted a $300,000 note (the "Brown Note") in exchange for all of AOMC's indebtedness to Mr. Brown. Simultaneously with the merger transaction, Ballyshannon Partners, L.P. ("Ballyshannon"), another shareholder of the Company, (a limited partner of which is a principal of Odyssey), acquired the Brown Note.

       During the third quarter of fiscal 1997, Odyssey acquired $200,000 of the Brown Note from Ballyshannon, and exchanged $100,000 of the debt for 100,000 shares of the Company's Class Two Convertible Preferred Stock and 28,000 warrants to purchase Common Stock. Odyssey then exchanged the remaining $100,000 of the debt to pay the exercise price of warrants to purchase 198,687 shares of Common Stock.

                                  PROPOSAL TWO
                       AMENDMENT OF 1995 STOCK OPTION PLAN

       On April 28, 1995 the Company adopted the 1995 Stock Option Plan (the "1995 Option Plan") which provided for the issuance of up to 150,000 options granted to employees. On June 30, 1995 the Company amended the 1995 Option Plan to, among other things, increase the number of options subject to grant thereunder from 150,000 to 350,000. On August 20, 1996, the Board of Directors approved an amendment to the 1995 Option Plan to increase the number of shares issuable pursuant to options granted thereunder to 950,000. In addition, the Board of Directors amended the 1995 Option Plan to provide that the 1995 Option Plan will be administered by the Board of Directors of the Company. The Company shareholders approved such amendments at the Company's 1996 Annual Meeting of Shareholders. On October 22, 1997, the Board of Directors approved an amendment to the 1995 Option Plan to increase the number of shares issuable pursuant to options granted thereunder to 1,950,000. The Board of Directors is submitting for shareholder approval the amendment to the 1995 Option Plan.

       The general provisions of the 1995 Option Plan are described below:

         Eligibility. Employees, officers, directors and independent contractors of particular merit are eligible to receive options under the 1995 Plan.

       Types of Options. The 1995 Option Plan authorizes: (i) the granting of incentive stock options ("Incentive Options") to purchase Common Stock, and (ii) the granting of nonqualified stock options ("Nonqualified Options") to purchase Common Stock. Unless the context otherwise requires, the term "Option" includes both Incentive Options and Nonqualified Options.

       Administration. The 1995 Option Plan is administered by the Board of Directors of the Company, although the Board of Directors reserves the right to delegate such administration to a Committee of the Board comprised of such Directors as the Board of Directors may determine. The Board of Directors in its sole discretion shall determine the eligible persons to be awarded Options, the number or shares subject thereto and the exercise price thereof, subject to certain limitations. In addition, the determinations and the interpretation and construction of any provision of the 1995 Option Plan by the Board of Directors shall be final and conclusive.

       Common Stock Subject to the Option Plan. If the proposed amendment is approved by the shareholders, a total of 1,950,000 shares of Common Stock (subject to adjustment as discussed below) will be issuable upon exercise of Options granted under the 1995 Option Plan. As of the date hereof, Options to purchase 772,972 shares of Common Stock have been granted under the 1995 Option Plan.

       Granting of Options. The Board of Directors grants Options from time to time in its discretion. Accordingly, it is impossible at this time to indicate the number, names or positions of eligible persons who will receive Options or the number of shares for which Options will be granted to any eligible persons under the Option Plan.




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



       The 1995 Option Plan also provides for automatic grants of Options to non-employee directors of the Company. Each non-employee director receives an initial grant of Options for 10,000 shares of Common Stock and will receive Options for 5,000 shares of Common Stock on January 1 of each year such person is a director.

       Exercise Price of Options. Options may not be granted with an exercise price per share that is less than the fair market value of a share of Common Stock on the date of grant. The options granted to non-employee directors will have an exercise price equal to the fair market value of a share of Common Stock on the date of grant.

       Payment of Exercise Price. The exercise price of an Option may be paid in cash, by certified or cashier's check, money order, personal check, the delivery of already owned shares of Common Stock having a fair market value equal to the exercise price, or by the use of the cashless exercise features of the 1995 Option Plan; provided, however, that such person shall have owned such stock to be surrendered for six months prior to tendering such stock for the exercise of an Option.

       Special Provisions for Incentive Options. The maximum aggregate fair market value of the shares of Common Stock (determined when the Incentive Option is granted) with respect to which Incentive Options are first exercisable by an employee in any calendar year cannot exceed $100,000. In addition, no Incentive Option may be granted to an employee owning directly or indirectly stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, unless the exercise price is set at not less than 110% of the fair market value of the shares subject to such Incentive Option on the date of the grant and such Incentive Option expires not later than five years from the date of grant. Awards of Nonqualified Options are not subject to these special limitations.

       Nontransferability of Options. No Incentive Option granted under the 1995 Option Plan is assignable or transferable, otherwise than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order. The Board of Directors may, however, grant Nonqualified Options that are transferable without consideration to immediate family members.

       Exercisability of Options. The Board of Directors, in its sole discretion, may set the vesting period of Options granted under the 1995 Option Plan. The Board of Directors also has the right, exercisable in its sole discretion, to accelerate the date on which all or any portion of an Option may be exercised. The 1995 Option Plan provides that, upon the occurrence of certain changes in control, mergers or sales of substantially all of the assets of the Company, each Option shall immediately become exercisable in full.

       Expiration of Options. The expiration date of an Option will be determined by the Board of Directors at the time of the grant, but in no event will an Option be exercisable after the expiration of 10 years from the date of grant of the Option.

       If an optionee's employment is terminated for cause, all rights of such optionee under the 1995 Option Plan shall cease and the Options granted to such optionee shall immediately terminate for all purposes. The 1995 Option Plan further provides that in most instances an Option may be exercised by the optionee only within 30 days after the termination of an optionee's employment with the



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



Company (for any reason other than termination for cause, mental or physical disability or death), if and to the extent such Option was exercisable on the date of such termination. If the optionee is a director and is not otherwise employed by the Company, his Option may be exercised only within 30 days of the date he ceases to be a director. The termination provisions of Options granted to optionees who are independent contractors shall be determined at the discretion of the Board of Directors. Generally, if an optionee's termination of employment is due to mental or physical disability, the optionee will have the right to exercise the Option (to the extent otherwise exercisable on the date of termination) for a period of one year from the date on which the optionee suffers the mental or physical disability. If an optionee dies while employed by the Company, the Option may be exercised (to the extent otherwise exercisable on the date of death) within one year of the date of the optionee's death by the optionee's legal representative or heirs.

       Expiration of the 1995 Option Plan. The 1995 Option Plan will expire on July 1, 2005, and any Option outstanding on such date will remain outstanding until it has either expired or has been fully exercised.

       Adjustments. The 1995 Option Plan provides for adjustments to the number of shares for which Options may be granted, to the number of shares subject to outstanding Options and to the exercise price of such outstanding Options in the event of a declaration of a stock dividend or any recapitalization resulting in a stock split, combination or exchange of shares of Common Stock.

       Certain Corporate Transactions. All outstanding Options automatically become immediately exercisable upon a change in control, as defined in the 1995 Option Plan. In general, a change in control is deemed to have occurred if existing members of the Board of Directors nominated by existing members cease to constitute a majority of the Board, any person becomes a 50% or more shareholder of the Company (unless the acquisition is approved by a majority of the existing members of the Board), the Company becomes a party to a merger in which it will not be the surviving company or the shareholders approve the disposition of all ors substantially all of the assets, or 50% or more of the capital stock, of the Company.

       Amendments. The Board may amend, suspend or terminate the 1995 Option Plan subject to shareholder approval in certain instances. The Board of Directors may amend any Option, provided that such action may not, without the consent of the optionee, impair the rights of an optionee under an outstanding Option. The Board of Directors may not amend the 1995 Option Plan without shareholder approval to increase the number of shares of Common Stock reserved for issuance, to change the class of employees eligible to participate in the 1995 Option Plan, to permit the granting of Options with more than a 10-year term or to extend the termination date of the Option Plan.

       Federal Income Tax Consequences. Under current tax laws, the grant of an Option will not be a taxable event to the recipient optionee and the Company will not be entitled to a deduction with respect to such grant.

       Upon the exercise of a Nonqualified Option, an optionee will recognize ordinary income at the time of exercise equal to the excess of the then fair market value of the Company's Common Stock received over the exercise price.
The taxable income recognized upon exercise of a Nonqualified Option will be treated as compensation income subject to withholding and the Company will be entitled to deduct as a compensation expense an amount equal to the ordinary income an optionee recognizes with respect to such exercise. When shares of the Common Stock received upon the exercise of an Nonqualified Option subsequently are sold or exchanged in a taxable transaction, the holder thereof generally will recognize capital gain (or loss) equal to the difference between the total amount realized and the fair market value of the Common Stock on the date of the exercise; the character of such gain or loss as long-tern or short-term capital gain or loss will depend upon the holding period of the shares following exercise.

      The exercise of an Incentive Option will not be taxable to the optionee, and the Company will not be entitled to any deduction with respect to such exercise. However, to qualify for this favorable tax treatment of incentive stock options under the Internal Revenue Code of 1986 (the "Code"), the optionee may not dispose of the Common Stock acquired upon the exercise of an Incentive Option until after the later of two years following the date of grant or one year following the date of exercise. The surrender of shares of the Company's Common Stock acquired upon the exercise of an Incentive Option in payment of the exercise price of an Option within the required holding period for incentive stock options under the Code will be a disqualifying disposition of the surrendered shares. Upon any subsequent taxable disposition of the Company's Common Stock received upon exercise of an Incentive Option, the optionee generally will recognize long-term or short-term capital gain (or loss) equal to the difference between the total amount realized and the exercise price of the Option.

      If an Option that was intended to be an incentive stock option under the Code does not qualify for favorable incentive stock option treatment under the Code due to the failure to satisfy the holding period requirements, the optionee may recognize ordinary income in the year of the disqualifying disposition. Provided the amount realized in the disqualifying disposition exceeds the exercise price, the ordinary income an optionee shall recognize in the year of a disqualifying disposition shall be the lower of (i) the excess of the amount realized over the exercise price or (ii) excess of the fair market value of the Company's Common Stock at the time of the exercise over the exercise price. In addition, the optionee shall recognize capital gain on the disqualifying disposition in the amount, if any, by which the amount realized in the disqualifying disposition exceeds the fair market value on the Company's Common Stock at the time of the exercise. Such capital gain shall be taxable as long-term or short-term capital gain, depending on the optionee's holding period for such shares.

      Notwithstanding the favorable tax treatment of Incentive Options for regular tax purposes, as described above, for alternative minimum tax purposes, an Incentive Option is generally treated in the same manner as Nonqualified Option. Accordingly, an optionee must generally include in alternative minimum taxable income for the year in which an Incentive Option is exercised the excess of the fair market value of the date of exercise of the Company's Common Stock received over the exercise price. If, however, an optionee disposes of the Company's Common Stock acquired upon the exercise of an Incentive Option in the same calender year as the exercise, only an amount equal to the optionee's ordinary income for regular tax purposes with respect to such disqualifying disposition will be recognized for the optionee's calculation of alternative minimum taxable income in such calender year.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE AMENDMENT TO THE 1995 OPTION PLAN.



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



                                 PROPOSAL THREE
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

       The Board of Directors has renewed the Company's arrangement for KPMG Peat Marwick LLP to be its auditors for the fiscal year ending June 30, 1998, subject to the ratification of the appointment by the Company's shareholders. A representative of KPMG Peat Marwick LLP is expected to attend the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he or she so desires.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF KPMG PEAT MARWICK LLP.

                              SHAREHOLDER PROPOSALS

       Shareholder proposals intended to be presented at the Company's 1998 Annual Meeting must be submitted by July 7, 1998 to receive consideration for inclusion in the Company's 1998 proxy materials.

                      COMPLIANCE WITH SECTION 16(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission reports about their beneficial ownership of the Company's Common Stock. All such persons are required by the Commission to furnish the Company with copies of all reports that they file.

       Based solely upon a review of the copies of such reports furnished to the Company, or written representations from certain reporting persons that no other reports were required, the Company believes that during the fiscal year ended June 30, 1997, all of its officers and directors complied with all filing requirements applicable to them, except with respect to the following:

       Lance H. Woeltjen reported late on Form 5 two sales of shares of the Company's Common Stock, which sales occurred in May and June, 1997; Odyssey Capital Group, L.P. ("Odyssey") reported late on Form 5 the following transactions: the exchange of shares owned directly for the right to receive shares of Common Stock pursuant to an irrevocable assignment of shares, which transaction occurred in March, 1997, and the acquisition of the Company's Class Two Convertible Preferred Stock and Common Stock Warrants in January, 1997; John
P. Kirwin, III reported late the same transactions as Odyssey, which shares are beneficially owned by him as a result of his ownership of a limited partnership interest in Odyssey; Joseph A. Falsetti reported late on Form 5 the transfer by irrevocable assignment of shares of Common Stock in satisfaction of an outstanding debt to the transferee, which transaction occurred in March, 1997; and Thomas Murphy filed late a Form 3.





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



                                  OTHER MATTERS

       The Company currently knows of no other business that will be presented for consideration at the 1997 Annual Meeting. Nevertheless, the enclosed proxy confers discretionary authority to vote with respect to those matters described in Rule 14a-4(c) under the Exchange Act, including matters that the Board of Directors does not know, a reasonable time before proxy solicitation, are to be presented at the meeting. If any such matters are presented at the meeting, then the proxy agents named in the enclosed proxy card will vote in accordance with their judgment.

EVERY PERSON SOLICITED HEREUNDER CAN OBTAIN A COPY (WITHOUT EXHIBITS) OF THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB FOR THE YEAR ENDED JUNE 30, 1997, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WITHOUT CHARGE, BY SENDING A WRITTEN REQUEST TO THE SECRETARY AT THE COMPANY'S CORPORATE OFFICES.

By order of the Board of Directors,

JOYCE FALSETTI
Secretary

                                 REVOCABLE PROXY
                                  ROMTECH, INC.
                         ANNUAL MEETING OF SHAREHOLDERS
                                DECEMBER 17, 1997

       The undersigned hereby appoints Joseph A. Falsetti and Gerald W. Klein, with full powers of substitution, to act as attorneys and proxies for the undersigned to vote all shares of capital stock of RomTech, Inc. ("the Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at the Company's office located at 2000 Cabot Boulevard, Suite 110, Langhorne, PA on December 17, 1997 at 2:00 p.m. and at any and all adjournments and postponements thereof.

I. The election as directors of all nominees listed below (except as marked to the contrary).

                         / / FOR      / / VOTE WITHHELD

       INSTRUCTION: To withhold your vote for any individual nominee, strike a line in that nominee's name below.


       JOSEPH A. FALSETTI            GERALD W. KLEIN            LAMBERT C. THOM
       THOMAS D. PARENTE                       JOHN PAUL KIRWIN III

II.  The approval of the amendment to the 1995 Stock Option Plan.

                  / / FOR           / / AGAINST               / / ABSTAIN

III. The ratification of the appointment of KPMG Peat Marwick LLP as auditors for the Company.

                      / / FOR       / / AGAINST               / / ABSTAIN

       In their discretion, the proxies are authorized to vote on any other business that may properly come before the Meeting or any adjournment or postponement thereof.

       THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS AND THE NOMINEE LISTED ABOVE. IF ANY OTHER BUSINESS IS PRESENTED AT THE MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.

       The Board of Directors recommends a vote "FOR" each of the proposals and the election of the nominees listed above.

                  (Continued and to be SIGNED on Reverse Side)

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

       Should the undersigned be present and choose to vote at the Meeting or at any adjournments or postponements thereof, and after notification to the Secretary of the Company at the Meeting of the shareholder's decision to terminate this proxy, then the power of such attorneys or proxies shall be deemed terminated and of no further force and effect. This proxy may also be revoked by filing a written notice of revocation with the Secretary of the Company or by duly executing a proxy bearing a later date.

       The undersigned acknowledges receipt from the Company, prior to the execution of this proxy, of notice of the Meeting, a Proxy Statement and an Annual Report to Shareholders.


                                        Date:___________________________ , 1997
                                             (Please date this Proxy)

                                        _______________________________________
                                        Signature of Shareholder

                                        _______________________________________
                                        Signature of Shareholder

                                        Please sign exactly as your name(s)
                                        appear(s) to the left. When signing as
                                        attorney, executor, administrator,
                                        trustee or guardian, please give your
                                        full title. If shares are held jointly,
                                        each holder should sign.

       PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.






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